UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 19, 2020

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2020, Mattel, Inc. (the “Company” or “Mattel”) appointed Anthony P. DiSilvestro as Chief Financial Officer (“CFO”) of the Company effective on the date following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2020, which is anticipated to be filed July 30, 2020 (the “Form 10-Q Filing”). Also on June 19, 2020, Mattel determined that Joseph J. Euteneuer, the Company’s current CFO, will no longer serve as CFO after the Form 10-Q Filing date. Mr. Euteneuer will remain with the Company through August 3, 2020 or, if later, the Form 10-Q Filing date, and will then leave the Company as part of the Company’s previously announced transition plan. To ensure a smooth transition, Mr. DiSilvestro will join Mattel on June 29, 2020 and serve as Executive Advisor until he becomes CFO.

Mr. DiSilvestro, age 61, served as Senior Vice President and CFO of Campbell Soup Company from May 2014 to September 2019. Mr. DiSilvestro also served in various other financial leadership roles at Campbell Soup Company, including as Senior Vice President – Finance from 2010 to 2014, Vice President – Controller from 2004 to 2010, Vice President – Finance and Strategy, International Division from 2002 to 2004, Vice President – Strategic Planning and Corporate Development from 2001 to 2002, Vice President – Finance, North America Division from 1999 to 2001, and Vice President and Treasurer from 1996 to 1999.

On June 19, 2020, the Company entered into a letter agreement with Mr. DiSilvestro (the “Offer Letter”), pursuant to which Mr. DiSilvestro will receive an annual base salary of $900,000, and his annual target bonus under the Mattel Incentive Plan will be 100% of his base salary, up to a maximum of 200% of his base salary, which will not be prorated for 2020. Mr. DiSilvestro will receive service-vesting new-hire equity grants on June 30, 2020 of (i) restricted stock units valued at $525,000, which will be converted into a number of shares by dividing the grant value by the fair market value of Mattel’s common stock on the grant date; and (ii) a stock option to purchase a number of shares of the Company’s common stock valued at $525,000, which will be converted into a number of option shares by dividing the grant value by a Black-Scholes value based on the fair market value of Mattel’s common stock on the grant date. The service-vesting new-hire equity grants will be granted under the Company’s Amended and Restated 2010 Equity and Long-Term Compensation Plan and will vest as to one-third of the shares subject thereto on each of the first three anniversaries of the grant date, subject to Mr. DiSilvestro’s continued service with Mattel through each applicable vesting date. In addition, Mr. DiSilvestro will receive a performance-based equity grant valued at $1,050,000, under Mattel’s next Long-Term Incentive Program (“LTIP”) performance cycle to be established by the Compensation Committee of the Company’s Board of Directors, which will vest based on Mattel’s financial performance over the course of the next LTIP performance cycle and will be subject to Mr. DiSilvestro’s continued service with Mattel through the settlement date of the award. Mr. DiSilvestro will be eligible to receive annual equity awards beginning in 2021 pursuant to Mattel’s annual equity award program. Mr. DiSilvestro will also receive a monthly car allowance in the amount of $2,000 for his automobile expenses, receive reimbursement for financial counseling, not to exceed $10,000 on an annual basis, and be a participant in Mattel’s Executive Severance Plan B (“Severance Plan B”) upon his delivery to the Company of an executed participation letter agreement pursuant to which he agrees to be bound by the terms and conditions of Severance Plan B. Mr. DiSilvestro will also be provided with relocation benefits in accordance with the terms of the Company’s Relocation Program.

Mr. Euteneuer is a participant in Severance Plan B. In connection with his separation from the Company, Mr. Euteneuer entered into a letter agreement with the Company on June 22, 2020 (the “Separation Agreement”). The Separation Agreement provides that Mr. Euteneuer’s separation will be a Covered Termination (as defined in Severance Plan B), provided that Mr. Euteneuer does not commit an act that constitutes grounds for termination for Cause (as defined in Severance Plan B) or resign without Good Reason (as defined in Mr. Euteneuer’s Participation Letter Agreement under Severance Plan B) between the date of signing the Separation Agreement through August 3, 2020 or, if later, the Form 10-Q Filing date. In connection with his Covered Termination, among other things, the Separation Agreement provides that Mr. Euteneuer will be eligible to receive severance payments and benefits pursuant to Severance Plan B and his Participation Agreement, dated September 25, 2017.

The foregoing descriptions are qualified in their entirety by reference to the Offer Letter, the participation letter agreement under Severance Plan B, the Separation Agreement, and Severance Plan B, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On June 23, 2020, Mattel issued a press release regarding Mr. DiSilvestro’s appointment as the Company’s Chief Financial Officer and Mr. Euteneuer leaving the Company, a copy of which is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Letter Agreement between Mattel, Inc. and Anthony P. DiSilvestro, dated June 19, 2020, regarding an offer of employment for the position of Executive Advisor and Chief Financial Officer

10.2	Participation Letter Agreement under the Mattel, Inc. Executive Severance Plan B between Mattel, Inc. and Anthony P. DiSilvestro, dated June 19, 2020

10.3	Separation Agreement between Mattel, Inc. and Joseph J. Euteneuer, dated June 22, 2020

10.4	Mattel, Inc. Executive Severance Plan B, (effective July 1, 2014) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 21, 2014)

99.1**	Press release dated June 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Dated: June 23, 2020	By:	/s/ Robert Normile
	Name:	Robert Normile
	Title:	Executive Vice President, Chief Legal Officer and Secretary